UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01700

Franklin Gold and Precious Metals Fund

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 7/31

Date of reporting period: 1/31/18

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter

January 31, 2018

Franklin Gold and Precious Metals Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended January 31, 2018, mostly upbeat global economic data, improved corporate earnings and supportive monetary policies benefited global securities markets. In this environment, US stocks, as measured by the Standard & Poor’s® 500 Index, and global developed market stocks, as measured by the MSCI World Index, generated strong returns for the six-month period.

After declining to a five-month low in early December, gold prices rose, resulting in a modest gain for the six-month period. The softer US dollar, rising inflation expectations and geopolitical concerns helped push investors into gold, sending the precious metal’s price in late January to its highest levels in over a year. However, rising gold prices were limited by the ongoing rally in global equity markets and investor concerns about the US Federal Reserve’s willingness to raise interest rates ahead of inflation. In this environment, gold stocks, as measured by the FTSE® Gold Mines Index, posted a +4.99% total return for the six-month period.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Gold and Precious Metals Fund’s semiannual report includes more detail about prevailing conditions and discussions about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Gold and Precious Metals Fund

This letter reflects our analysis and opinions as of January 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Gold and Precious Metals Fund

This semiannual report for Franklin Gold and Precious Metals Fund covers the period ended January 31, 2018.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, with current income as its secondary goal, by investing under normal market conditions at least 80% of its net assets in securities of gold and precious metals operation companies. The Fund primarily invests in equity securities, mainly common stock, and also invests in American, global and European depositary receipts.

Performance Overview

The Fund’s Class A shares had a -2.90% cumulative total return for the six months under review. In comparison, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +15.43% total return.1 For the same period, the sector-specific FTSE Gold Mines Index, which comprises companies whose principal activity is gold mining, posted a +4.99% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The US economy continued to grow during the six months under review. The economy expanded in 2017’s fourth quarter, though at a slower pace compared to the third quarter, as lower inventory investment and higher imports partially offset the positive contributions of growth in consumer spending, business and housing investment, exports, and government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 4.3% in July 2017 to 4.1% at period-end.2 Annual inflation, as

Geographic Composition

Based on Total Net Assets as of 1/31/18

measured by the Consumer Price Index, increased from 1.7% in July 2017 to 2.1% at period-end.2

The US Federal Reserve (Fed) kept its target range for the federal funds rate unchanged at its meetings in the August-November period and began reducing its balance sheet in October. At its December meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.25%–1.50%, as widely anticipated by the market. The Fed also confirmed that the monthly balance sheet reduction would increase from $10 billion to $20 billion beginning in January 2018. At its January 2018 meeting, the Fed left its target rate for the federal funds rate unchanged, but expressed that it anticipated inflation to rise in 2018 and stabilize around the 2% target over the medium term. The broad US stock market, as measured by the S&P 500, advanced for the six-month period ended January 31, 2018.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

The global economy generally expanded during the six-month period under review. In this environment, global developed and emerging market stocks generated a +14.52% total return, as measured by the MSCI All Country World Index.1 Global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s (ECB’s) extension of its monetary easing program, and encouraging corporate earnings reports. The passage of the US tax reform bill also supported global stocks.

However, global markets reflected investor concerns about geopolitical tensions in the Korean peninsula and other regions, expectations that key central bankers around the world may potentially raise interest rates amid an improving economic outlook and political uncertainties in the US and the European Union.

In Europe, the UK’s economic growth moderated in 2017’s fourth quarter over the previous quarter, due to slower growth in production output, household spending and business investment. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth moderated in 2017’s fourth quarter over the previous quarter. The bloc’s annual inflation rate remained low and ended at the same level as in July 2017. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) growth moderated in 2017’s fourth quarter compared to the third quarter, as a slowdown in business spending and contractions in private residential investment and government spending offset a recovery in private consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures. China’s annual GDP grew at a stable rate in 2017’s fourth quarter compared to the prior-year period. The People’s Bank of China also left its benchmark interest rate unchanged during the period.

Precious Metals Sector Overview

Despite initially falling to a five-month low in early December, gold spot prices ended 2017 on a strong note that carried over into January allowing the metal to advance for the six-month period. Gold’s advance—aided primarily by the slumping US dollar, intermittent geopolitical concerns and a potential demand boost from changes to US tax policy—was restrained by investor concerns over the willingness of the US Federal Reserve to hike rates ahead of inflation. The ongoing rally in global equity markets and positive global economic growth outlook limited investors’ appetite for perceived haven assets such as gold, triggering a retreat from its 2017 high reached in early September. At the same time, investor enthusiasm for digital currencies like bitcoin ramped up to a fevered pitch. However, by January bitcoin was well off of its highs and investors seemed to embrace gold to diversify market exposure. Among other precious metals, palladium climbed substantially during the period as consumption of the precious metal used to curb pollution from gasoline-fueled vehicles continued to outstrip supplies, although prices pulled back in January. Platinum showed a modest gain and silver increased slightly.

Precious Metals Prices (7/31/17–1/31/18)*

*Source: Bloomberg LP. Amounts shown are based on spot prices quoted in US dollars per troy ounce. For illustrative purposes only; not representative of the Fund’s portfolio composition or performance.

Investment Strategy

Gold and precious metals operation companies include companies that mine, process, or deal in gold or other precious metals, such as silver, platinum and palladium, including mining finance and exploration companies as well as operating companies with long- or medium-life mines. The Fund may buy securities of gold and precious metals operation companies of any market capitalization size, located anywhere in the world, and in general invests predominantly in non-US companies. The Fund’s investment manager looks for companies with low cost reserves and experienced management teams with established track records, particularly focusing on companies with long life production profiles, expandable resources basis, and active exploration programs that can potentially drive future reserve and production growth.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Manager’s Discussion

Key contributors to the Fund’s absolute performance during the period under review included the Fund’s holdings in B2Gold, St. Barbara Limited and Perseus Mining.

B2Gold announced solid second and third quarter results and announced in December 2017 that it had reached commercial production at its new Fekola mine in Mali, several months ahead of schedule. As a result of the early start, 2017 production at the mine more than doubled the estimate from earlier in the year of 40,000–45,000 gold ounces to more than 100,000 ounces. Positive drill results also revealed that the main Fekola deposit could significantly extend north, leaving the potential for more mineralized zones at the mine. B2Gold also broadly maintained its guidance for 2018.

The share price of Australia-based St. Barbara Limited jumped as the company announced strong output and cost controls at its Gwalia (Western Australia) and Simberi (Papua New Guinea) mines, and was likely to exceed its full-year 2017 guidance as production and costs showed quarter-over-quarter improvement. The grade of ore being extracted from Gwalia was unexpectedly high in the fourth quarter, further underpinning the stock’s upward move as the company continued to beat expectations.

Perseus Mining’s share price increased as a definitive feasibility study for its Yaoure project—a development-stage asset in central Côte d’Ivoire, West Africa—revealed positive overall results. The study underscored a fairly robust project with a short payback period, as well as still-significant potential for optimization and exploration-related upside. The company’s Edikan gold mine in Ghana maintained solid production rates helped by access to higher grade ore and process plant enhancements.

Detractors from the Fund’s absolute performance during the period under review included the Fund’s holdings in Torex Gold Resources, Eldorado Gold and Ivanhoe Mines.

The largest detractor was Torex Gold Resources, which shed share value following weak third-quarter results and an illegal blockade at its El Limon-Guajes (ELG) Mine in Mexico that was related to a local union rivalry. The situation quickly escalated and the site was evacuated on November 6 after a group of 35 people entered the site and made credible threats to company staff. As of the end of January, the situation had not been resolved, operations remained shut, and employment contracts had been suspended as the company sought to preserve its existing financial resources. Although the timing has become more uncertain, Torex still forecasts that once it

Portfolio Composition

Based on Total Net Assets as of 1/31/18

reaches full production, ELG will be among the largest and lowest cost gold mines in the world with expected average annual production of 370,000 ounces of gold at a cost of roughly US$616 an ounce.

Our position in Eldorado Gold also proved detrimental as it lost more than one-third of its share value. This was based in part on lower-than-expected gold recovery rates at its Kişladağ heap leach mine in Turkey and news that the firm would once again suspend construction activity on its Skouries high-grade gold-copper project in Greece. The lowered recovery rate at Kişladağ reduced Eldorado’s expected gold production for 2017 and 2018, and it may require additional capital to construct a mill on site to properly recover the gold given an unexpected change in metallurgy of the deposit, although studies were still ongoing as of period-end.

In the diversified metals and mining industry, shares of Ivanhoe Mines hampered Fund performance after a sharp selloff in late January, primarily due to perceived regulatory setbacks in the Democratic Republic of Congo (DRC). Ivanhoe has been making headway in the DRC with its combined Kamoa-Kakula Project, which ranked as the world’s largest undeveloped, high grade copper discovery. A recent feasibility study detailed the vast scale and low-cost nature of the deposit, and overall it showed strong economic viability. Most of Ivanhoe’s January share-price weakness, however, was attributable the DRC government’s last-minute proposed changes to its mining legislation that, if passed into law, could introduce increasingly onerous fiscal and regulatory reforms, higher royalties and profit-based taxes. Toward period-end, this became a growing concern for all mining companies currently operating in the DRC.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Top 10 Holdings

1/31/18

Company Sector/Industry, Country	% of Total Net Assets
B2Gold Corp.	6.3%
Gold, Canada
AngloGold Ashanti Ltd.	5.9%
Gold, South Africa
Newcrest Mining Ltd.	5.9%
Gold, Australia
Alamos Gold Inc.	3.8%
Gold, Canada
Barrick Gold Corp.	3.4%
Gold, Canada
Centamin PLC	3.4%
Gold, Egypt
OceanaGold Corp.	3.3%
Gold, Australia
Guyana Goldfields Inc.	3.2%
Gold, Canada
St. Barbara Ltd.	3.2%
Gold, Australia
Ivanhoe Mines Ltd.	2.9%
Diversified Metals & Mining, Canada

For the six months ended January 31, 2018, the US dollar rose in value relative to certain currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by currency depreciation from the portfolio’s predominant investment in securities with non-US currency exposure. Whether the US dollar goes up or weakens compared with foreign currencies, company-specific factors may offset the effects of the currency movements on the value of individual investments and, possibly, the Fund’s performance overall.

Thank you for your continued participation in Franklin Gold and Precious Metals Fund. We look forward to serving your future investment needs.

Stephen M. Land, CFA

Frederick G. Fromm, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of January 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Performance Summary as of January 31, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 1/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	-2.90%	-8.49%
1-Year	-13.39%	-18.38%
5-Year	-40.61%	-10.96%
10-Year	-42.07%	-5.87%

Advisor
6-Month	-2.74%	-2.74%
1-Year	-13.16%	-13.16%
5-Year	-39.85%	-9.67%
10-Year	-40.58%	-5.07%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

PERFORMANCE SUMMARY

Distributions (8/1/17–1/31/18)

Share Class	Net Investment Income
A	$0.0573
R6	$0.1377
Advisor	$0.1029

Total Annual Operating Expenses4

Share Class
A	0.98%
Advisor	0.73%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund concentrates in the precious metals sector, which involves fluctuations in the prices of gold and other precious metals and increased susceptibility to adverse economic and regulatory developments affecting the sector. In times of stable economic growth, the prices of gold and other precious metals may be adversely affected. In addition, the Fund is subject to the risks of currency fluctuation and political uncertainty associated with foreign investing. Investments in emerging and frontier markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund may also invest in smaller companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 11/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 8/1/17	Ending Account Value 1/31/18	Expenses Paid During Period 8/1/17–1/31/18[1,2]	Ending Account Value 1/31/18	Expenses Paid During Period 8/1/17–1/31/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$971.00	$5.17	$1,019.96	$5.30	1.04%
C	$1,000	$967.20	$8.88	$1,016.18	$9.10	1.79%
R6	$1,000	$973.80	$2.59	$1,022.58	$2.65	0.52%
Advisor	$1,000	$972.60	$3.93	$1,021.22	$4.02	0.79%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Financial Highlights

	Six Months Ended
	January 31, 2018	Year Ended July 31,
	(unaudited)	2017	2016		2015	2014		2013
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.19	$24.06	$11.63		$20.27	$17.72		$ 28.58
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	(0.04)	(0.09)		(0.05)	(0.09)		0.03
Net realized and unrealized gains (losses)	(0.43)	(6.45)	12.52		(8.43)	2.64		(10.51)
Total from investment operations	(0.47)	(6.49)	12.43		(8.48)	2.55		(10.48)
Less distributions from:
Net investment income	(0.06)	(1.38)	—		(0.16)	—		(0.04)
Net realized gains	—	—	—		—	—		(0.34)
Total distributions	(0.06)	(1.38)	—		(0.16)	—		(0.38)
Net asset value, end of period	$15.66	$16.19	$24.06		$11.63	$20.27		$ 17.72
Total return[c]	(2.90)%	(26.85)%	106.88%		(42.02)%	14.39%		(37.24)%
Ratios to average net assets[d]
Expenses	1.04% [e,f]	0.98% [e,f]	1.11%	[e]	1.09% [e,f]	1.07%	[e,f]	1.01%[f]
Net investment income (loss)	(0.51)%	(0.24)%	(0.57)%		(0.35)%	(0.49)%		0.10%

Supplemental data
Net assets, end of period (000’s)	$709,263	$776,677	$988,701		$444,295	$776,333		$682,385
Portfolio turnover rate	5.03%	13.99%	16.76%		12.52%	16.13%		7.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended
	January 31, 2018	Year Ended July 31,
	(unaudited)	2017	2016		2015	2014		2013
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.96	$22.39	$10.90		$18.97	$16.70		$27.16

Income from investment operations[a]:
Net investment income (loss)[b]	(0.09)	(0.17)	(0.18)		(0.16)	(0.22)		(0.17)
Net realized and unrealized gains (losses)	(0.40)	(5.99)	11.67		(7.89)	2.49		(9.91)

Total from investment operations	(0.49)	(6.16)	11.49		(8.05)	2.27		(10.08)

Less distributions from:
Net investment income	—	(1.27)	—		(0.02)	—		(0.04)
Net realized gains	—	—	—		—	—		(0.34)

Total distributions	—	(1.27)	—		(0.02)	—		(0.38)

Net asset value, end of period	$14.47	$14.96	$22.39		$10.90	$18.97		$16.70

Total return[c]	(3.28)%	(27.41)%	105.41%		(42.45)%	13.59%		(37.71)%

Ratios to average net assets[d]
Expenses.	1.79% [e,f]	1.73% [e,f]	1.86%	[e]	1.84% [e,f]	1.82%	[e,f]	1.76% [f]
Net investment income (loss)	(1.26)%	(0.99)%	(1.32)%		(1.10)%	(1.24)%		(0.65)%

Supplemental data
Net assets, end of period (000’s)	$122,279	$137,487	$200,179		$97,483	$185,450		$172,234
Portfolio turnover rate	5.03%	13.99%	16.76%		12.52%	16.13%		7.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended
	January 31, 2018	Year Ended July 31,
	(unaudited)	2017	2016	2015	2014		2013[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.31	$25.58	$12.29	$21.44	$18.62		$21.20

Income from investment operations[b]:
Net investment income (loss)[c]	(0.01)	0.04	(0.01)	0.03	0.01		0.01
Net realized and unrealized gains (losses)	(0.45)	(6.87)	13.30	(8.93)	2.81		(2.59)

Total from investment operations	(0.46)	(6.83)	13.29	(8.90)	2.82		(2.58)

Less distributions from net investment income .	(0.14)	(1.44)	—	(0.25)	—		—

Net asset value, end of period	$16.71	$17.31	$25.58	$12.29	$21.44		$18.62

Total return[d]	(2.62)%	(26.53)%	108.14%	(41.74)%	15.15%		(12.17)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.68%	0.57%	0.63%	0.62%	0.67%		0.53%
Expenses net of waiver and payments by affiliates	0.52% [f]	0.52% [f]	0.59%	0.55% [f]	0.54%	[f]	0.53% [f]
Net investment income (loss)	0.01%	0.21%	(0.05)%	0.19%	0.04%		0.58%

Supplemental data
Net assets, end of period (000’s)	$7,087	$4,635	$3,764	$1,188	$848		$4
Portfolio turnover rate	5.03%	13.99%	16.76%	12.52%	16.13%		7.36%

aFor the period May 1, 2013 (commencement of operations) to July 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended
	January 31, 2018	Year Ended July 31,
	(unaudited)	2017	2016		2015	2014		2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.17	$25.38	$12.23		$21.32	$18.59		$29.89

Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	— [c]	(0.05)		(0.02)	(0.05)		0.10
Net realized and unrealized gains (losses)	(0.45)	(6.81)	13.20		(8.87)	2.78		(11.02)

Total from investment operations	(0.48)	(6.81)	13.15		(8.89)	2.73		(10.92)

Less distributions from:
Net investment income	(0.10)	(1.40)	—		(0.20)	—		(0.04)
Net realized gains	—	—	—		—	—		(0.34)

Total distributions	(0.10)	(1.40)	—		(0.20)	—		(0.38)

Net asset value, end of period	$16.59	$17.17	$25.38		$12.23	$21.32		$18.59

Total return[d]	(2.74)%	(26.69)%	107.52%		(41.90)%	14.69%		(37.07)%

Ratios to average net assets[e]
Expenses.	0.79% [f,g]	0.73% [f,g]	0.86%	[f]	0.84% [f,g]	0.82%	[f,g]	0.76% [g]
Net investment income (loss)	(0.26)%	0.01%	(0.32)%		(0.10)%	(0.24)%		0.35%

Supplemental data
Net assets, end of period (000’s)	$151,139	$164,253	$207,574		$90,628	$160,425		$143,843
Portfolio turnover rate	5.03%	13.99%	16.76%		12.52%	16.13%		7.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	13

FRANKLIN GOLD AND PRECIOUS METALS FUND

Statement of Investments, January 31, 2018 (unaudited)

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests 99.2%
Copper 3.0%
[a] Imperial Metals Corp.	Canada	1,496,100	$2,858,286
Nevsun Resources Ltd.	Canada	4,002,200	8,361,981
[b] Nevsun Resources Ltd., 144A	Canada	5,400,000	11,282,468
Sandfire Resources NL	Australia	1,220,407	7,070,236

			29,572,971

Diversified Metals & Mining 4.8%
[a,b] Bluestone Resources Inc., 144A	Canada	1,400,000	1,650,339
[a,c] Geopacific Resources Ltd.	Australia	136,027,382	3,068,914
[a,b,c] INV Metals Inc., 144A	Canada	6,565,000	3,842,771
[a,b] Ivanhoe Mines Ltd., 144A	Canada	6,185,000	17,699,443
[a] Ivanhoe Mines Ltd., A	Canada	3,813,400	10,912,701
[a,c] Nautilus Minerals Inc.	Canada	9,432,015	1,380,239
[a,b,c] Nautilus Minerals Inc., 144A	Canada	28,535,816	4,175,803
[a] Orla Mining Ltd.	Canada	3,850,713	5,134,075

			47,864,285

Gold 80.5%
Agnico Eagle Mines Ltd. (CAD Traded)	Canada	397,797	18,818,591
Agnico Eagle Mines Ltd. (USD Traded)	Canada	142,000	6,713,760
[a] Alacer Gold Corp.	United States	5,859,700	10,194,511
[a,b] Alacer Gold Corp., 144A	United States	1,500,000	2,609,650
Alamos Gold Inc., A (CAD Traded)	Canada	5,223,316	31,296,158
Alamos Gold Inc., A (USD Traded)	Canada	1,009,500	6,036,810
AngloGold Ashanti Ltd., ADR	South Africa	5,174,823	58,372,003
[a] Asanko Gold Inc.	Canada	8,020,275	7,367,921
[a] B2Gold Corp.	Canada	20,728,694	62,689,112
Barrick Gold Corp.	Canada	2,365,283	34,012,770
[a] Beadell Resources Ltd.	Australia	38,266,330	4,624,964
[a] Belo Sun Mining Corp.	Canada	6,000,000	1,756,026
[a,b] Belo Sun Mining Corp., 144A	Canada	13,800,000	4,038,860
Centamin PLC	Egypt	14,515,200	33,492,014
[a] Centerra Gold Inc.	Canada	2,310,700	11,928,739
[a,b] Centerra Gold Inc., 144A	Canada	2,893,400	14,936,864
[a,c] Chalice Gold Mines Ltd.	Australia	31,072,008	4,256,166
[a] Continental Gold Inc.	Canada	5,397,200	16,059,308
[a,b] Continental Gold Inc., 144A	Canada	1,000,000	2,975,489
[a] Dacian Gold Ltd.	Australia	2,915,576	6,436,878
[a] Detour Gold Corp.	Canada	2,676,300	28,589,555
Eldorado Gold Corp.	Canada	15,827,620	20,459,262
[a] Endeavour Mining Corp.	Canada	550,000	10,154,465
[a] Gascoyne Resources Ltd.	Australia	12,803,100	5,003,308
Goldcorp Inc.	Canada	403,845	5,783,060
[a] Golden Star Resources Ltd.	United States	17,622,667	14,334,277
[a] Guyana Goldfields Inc.	Canada	2,125,000	8,171,416
[a,b] Guyana Goldfields Inc., 144A	Canada	6,220,000	23,918,215
[a] IAMGOLD Corp.	Canada	4,435,500	26,080,740
[a,c] Lion One Metals Ltd.	Canada	5,500,000	2,682,818
[a,b,c] Lion One Metals Ltd., 144A	Canada	2,935,000	1,431,649
[a,c,d] Lion One Metals Ltd., wts., 3/16/18	Canada	4,500,000	966
[a,c] Lydian International Ltd.	Canada	23,701,000	9,826,845
[a,b,c] Lydian International Ltd., 144A	Canada	36,250,000	15,029,876
[a] Midas Gold Corp.	Canada	1,970,900	1,538,201
[a,b] Midas Gold Corp., 144A	Canada	4,030,000	3,145,238

14	Semiannual Report	franklintempleton.com

FRANKLIN GOLD AND PRECIOUS METALS FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Gold (continued)
[a] New Gold Inc.	Canada	2,496,300	$7,563,789
Newcrest Mining Ltd.	Australia	3,168,461	57,876,227
Newmont Mining Corp.	United States	648,614	26,275,353
OceanaGold Corp.	Australia	11,898,588	32,792,336
Osisko Gold Royalties Ltd.	Canada	215,000	2,415,593
[a,c] Perseus Mining Ltd.	Australia	68,865,512	23,582,565
[a,c,d] Perseus Mining Ltd., wts., 4/19/19	Australia	19,006,000	158,577
[a] Pretium Resources Inc.	Canada	2,864,200	19,932,159
[a] Primero Mining Corp.	Canada	3,229,000	603,772
[a,e] Primero Mining Corp., Reg D	Canada	250,000	46,746
Randgold Resources Ltd., ADR	United Kingdom	51,023	5,161,487
[a,c] Red 5 Ltd.	Australia	127,268,146	7,280,788
[a,c] RTG Mining Inc.	Australia	1,769,918	266,196
[a,b,c] RTG Mining Inc., 144A	Australia	2,397,790	360,629
[a,c] RTG Mining Inc., IDR	Australia	12,487,582	1,660,208
[a,c] Rubicon Minerals Corp.	Canada	3,308,900	4,088,881
[a] SEMAFO Inc.	Canada	3,560,000	10,534,856
[a,d,f] SolGold PLC, 144A	Australia	16,000,000	5,005,065
[a] St. Augustine Gold and Copper Ltd.	Philippines	8,136,836	165,376
[a,b] St. Augustine Gold and Copper Ltd., 144A	Philippines	26,383,333	536,225
St. Barbara Ltd.	Australia	10,408,991	31,703,029
Tahoe Resources Inc.	Canada	2,890,600	12,760,423
[b] Tahoe Resources Inc., 144A	Canada	815,000	3,597,781
[a] Teranga Gold Corp.	Canada	1,107,751	3,043,940
[a] TMAC Resources Inc.	Canada	510,000	3,677,655
[a] Torex Gold Resources Inc.	Canada	763,400	7,875,733
[a,b] Torex Gold Resources Inc., 144A	Canada	1,275,000	13,153,734

			796,885,608

Precious Metals & Minerals 8.9%
[a] Anglo American Platinum Ltd.	South Africa	357,656	10,722,280
[a] Dalradian Resources Inc.	Canada	9,840,500	9,920,101
[a] Eastern Platinum Ltd.	Canada	2,592,102	758,633
Fresnillo PLC	United Kingdom	1,120,000	21,360,676
[a] Impala Platinum Holdings Ltd.	South Africa	2,065,000	6,338,956
[a] Impala Platinum Holdings Ltd., ADR	South Africa	1,506,100	4,602,642
[a] Northam Platinum Ltd.	South Africa	1,059,019	4,621,889
[a,b,c] Platinum Group Metals Ltd., 144A	Canada	1,443,876	610,394
[a,c] Platinum Group Metals Ltd. (CAD Traded)	Canada	5,834,082	2,466,341
[a,c] Platinum Group Metals Ltd. (USD Traded)	Canada	14,143,718	5,998,351
[a] Royal Bafokeng Platinum Ltd.	South Africa	1,222,586	3,303,868
[a] Stornoway Diamond Corp.	Canada	38,755,400	17,644,018

			88,348,149

Silver 2.0%
Hochschild Mining PLC	Peru	3,268,520	10,621,463
[a] MAG Silver Corp.	Canada	612,000	6,567,538
[a,b] MAG Silver Corp., 144A	Canada	240,000	2,575,505

			19,764,506

Total Common Stocks and Other Equity Interests (Cost $1,086,066,950)			982,435,519

franklintempleton.com	Semiannual Report	15

FRANKLIN GOLD AND PRECIOUS METALS FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value

Convertible Bonds (Cost $3,000,000) 0.3%
Precious Metals & Minerals 0.3%
[c,d,f] Platinum Group Metals Ltd., cvt., 144A, 6.875%, 7/01/22	Canada	$3,000,000	$2,692,307

Total Investments before Short Term Investments (Cost $1,089,066,950)			985,127,826

		Shares
Short Term Investments (Cost $6,919,830) 0.7%
Money Market Funds 0.7%
[g,h] Institutional Fiduciary Trust Money Market Portfolio, 0.96%	United States	6,919,830	6,919,830

Total Investments (Cost $1,095,986,780) 100.2%			992,047,656
Other Assets, less Liabilities (0.2)%			(2,278,812)

Net Assets 100.0%			$989,768,844

See Abbreviations on page 28.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At January 31, 2018, the aggregate value of these securities was $127,570,933, representing 12.9% of net assets.

cSee Note 9 regarding holdings of 5% voting securities.

dFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

eSecurity was purchased pursuant to Regulation D under the Securities Act of 1933. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At January 31, 2018, the value of this security was $46,746, representing less than 0.1% of net assets.

fSee Note 8 regarding restricted securities.

gSee Note 3(f) regarding investments in affiliated management investment companies.

hThe rate shown is the annualized seven-day yield at period end.

16	Semiannual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GOLD AND PRECIOUS METALS FUND

Financial Statements

Statement of Assets and Liabilities

January 31, 2018 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$850,622,942
Cost - Non-controlled affiliates (Note 3f and 9)	245,363,838

Value - Unaffiliated issuers	$890,266,542
Value - Non-controlled affiliates (Note 3f and 9)	101,781,114
Receivables:
Investment securities sold	2,262,026
Capital shares sold	4,202,126
Interest	16,615
Other assets	30

Total assets	998,528,453

Liabilities:
Payables:
Investment securities purchased	5,454,813
Capital shares redeemed	1,843,926
Management fees	390,111
Distribution fees	260,537
Transfer agent fees	633,851
Trustees’ fees and expenses	4,513
Accrued expenses and other liabilities	171,858

Total liabilities	8,759,609

Net assets, at value	$989,768,844

Net assets consist of:
Paid-in capital	$1,832,964,897
Distributions in excess of net investment income	(202,652,413)
Net unrealized appreciation (depreciation)	(103,961,008)
Accumulated net realized gain (loss)	(536,582,632)

Net assets, at value	$989,768,844

Class A:
Net assets, at value	$709,262,983

Shares outstanding	45,294,507

Net asset value per share[a]	$15.66

Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.62

Class C:
Net assets, at value	$122,278,960

Shares outstanding	8,450,607

Net asset value and maximum offering price per share[a]	$14.47

Class R6:
Net assets, at value	$7,087,496

Shares outstanding	424,083

Net asset value and maximum offering price per share	$16.71

Advisor Class:
Net assets, at value	$151,139,405

Shares outstanding	9,111,937

Net asset value and maximum offering price per share	$16.59

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	17

FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended January 31, 2018 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$2,508,457
Non-controlled affiliates (Note 3f and 9)	26,997
Interest:
Non-controlled affiliates: (Note 9)
Payment-in-kind	140,111

Total investment income	2,675,565

Expenses:
Management fees (Note 3a)	2,406,848
Distribution fees: (Note 3c)
Class A	918,552
Class C	644,312
Transfer agent fees: (Note 3e)
Class A	1,117,624
Class C	195,968
Class R6	4,859
Advisor Class	244,007
Custodian fees (Note 4)	51,798
Reports to shareholders	92,056
Registration and filing fees	71,018
Professional fees	38,299
Trustees’ fees and expenses	30,345
Other	16,601

Total expenses	5,832,287
Expense reductions (Note 4)	(50)
Expenses waived/paid by affiliates (Note 3f and 3g)	(17,300)

Net expenses	5,814,937

Net investment income (loss)	(3,139,372)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	24,109,567
Non-controlled affiliates (Note 3f and 9)	(18,680,280)
Foreign currency transactions	187,991

Net realized gain (loss)	5,617,278

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(44,604,332)
Non-controlled affiliates (Note 3f and 9)	11,934,739
Translation of other assets and liabilities denominated in foreign currencies .	(36,349)

Net change in unrealized appreciation (depreciation)	(32,705,942)

Net realized and unrealized gain (loss)	(27,088,664)

Net increase (decrease) in net assets resulting from operations	$(30,228,036)

*Foreign taxes withheld on dividends	$114,616

18	Semiannual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended January 31, 2018 (unaudited)	Year Ended July 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,139,372)	$(3,504,080)
Net realized gain (loss)	5,617,278	(33,141,845)
Net change in unrealized appreciation (depreciation)	(32,705,942)	(349,047,101)
Net increase (decrease) in net assets resulting from operations	(30,228,036)	(385,693,026)
Distributions to shareholders from:
Net investment income:
Class A	(2,669,273)	(61,369,041)
Class C	—	(11,446,402)
Class R6	(42,473)	(284,415)
Advisor Class	(990,657)	(11,092,754)
Total distributions to shareholders	(3,702,403)	(84,192,612)
Capital share transactions: (Note 2)
Class A	(44,183,467)	117,847,611
Class C	(10,527,328)	4,909,863
Class R6	2,571,122	2,331,321
Advisor Class	(7,213,287)	27,630,579
Total capital share transactions	(59,352,960)	152,719,374
Net increase (decrease) in net assets	(93,283,399)	(317,166,264)
Net assets:
Beginning of period	1,083,052,243	1,400,218,507
End of period	$989,768,844	$1,083,052,243
Distributions in excess of net investment income included in net assets:
End of period	$(202,652,413)	$(195,810,638)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	19

FRANKLIN GOLD AND PRECIOUS METALS FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Gold and Precious Metals Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

20	Semiannual Report	franklintempleton.com

FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of January 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Security Transactions, Investment Income, Expenses and

Distributions (continued)

their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At January 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	January 31, 2018		July 31, 2017
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	14,564,547	$228,188,033	50,812,305	$942,142,495
Shares issued in reinvestment of distributions	136,248	2,017,824	3,036,328	47,973,981
Shares redeemed	(17,387,062)	(274,389,324)	(46,961,470)	(872,268,865)
Net increase (decrease)	(2,686,267)	$(44,183,467)	6,887,163	$117,847,611
Class C Shares:
Shares sold	614,892	$8,907,706	2,457,046	$43,142,502
Shares issued in reinvestment of distributions	—	—	728,973	10,701,322
Shares redeemed	(1,356,770)	(19,435,034)	(2,935,922)	(48,933,961)
Net increase (decrease)	(741,878)	$(10,527,328)	250,097	$4,909,863
Class R6 Shares:
Shares sold	226,489	$3,756,836	256,039	$4,926,570
Shares issued in reinvestment of distributions	2,671	42,201	16,879	284,414
Shares redeemed	(72,751)	(1,227,915)	(152,435)	(2,879,663)
Net increase (decrease)	156,409	$2,571,122	120,483	$2,331,321
Advisor Class Shares:
Shares sold	1,936,825	$32,157,613	6,146,932	$119,866,022
Shares issued in reinvestment of distributions	55,251	866,343	582,776	9,755,666
Shares redeemed	(2,445,867)	(40,237,243)	(5,343,200)	(101,991,109)
Net increase (decrease)	(453,791)	$(7,213,287)	1,386,508	$27,630,579

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended January 31, 2018, the annualized gross effective investment management fee rate was 0.467% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$60,612

CDSC retained	$8,423

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended January 31, 2018, the Fund paid transfer agent fees of $1,562,458, of which $319,257 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to August 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended January 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of			Number of				Net Change in
	Shares Held			Shares	Value		Realized	Unrealized
	at Beginning	Gross	Gross	Held at End	at End	Dividend	Gain	Appreciation
	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)	(Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.96%	12,157,611	99,124,818	(104,362,599)	6,919,830	$6,919,830	$26,997	$ —	$ —

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% until November 30, 2018.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended January 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$11,617,879
Long term	528,604,295

Total capital loss carryforwards	$540,222,174

At January 31, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$1,297,471,489

Unrealized appreciation	$232,924,331
Unrealized depreciation	(538,348,164)

Net unrealized appreciation (depreciation)	$(305,423,833)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales (excluding short term securities) for the period ended January 31, 2018, aggregated $51,052,212 and $109,207,377, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At January 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount*/ Shares	Issuer	Acquisition Date	Cost	Value
3,000,000	[a] Platinum Group Metals Ltd., cvt., 144A, 6.875%, 7/01/22	6/28/17	$3,000,000	$2,692,307
16,000,000	SolGold PLC, 144A	11/09/17	5,281,981	5,005,065
	Total Restricted Securities (Value is 0.8% of Net Assets)		$8,281,981	$7,697,372

*In U.S. dollars unless otherwise indicated.

aThe Fund also invests in unrestricted securities of the issuer, valued at $9,075,086 as of January 31, 2018.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended January 31, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares/ Warrants/ Principal Amount* Held at Beginning of Period	Gross Additions		Gross Reductions	Number of Shares/ Warrants/ Principal Amount* Held at End of Period	Value at End of Period	Investment Income		Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
							Dividends
Chalice Gold Mines Ltd.	31,072,008	—		—	31,072,008	$ 4,256,166	$ —		$ —	$ 528,923
Geopacific Resources Ltd.	—	136,027,382	[a]	—	136,027,382	3,068,914	—		—	(14,304,644)
INV Metals Inc., 144A	6,565,000	—		—	6,565,000	3,842,771	—		—	(842,754)
Kula Gold Ltd.	57,230,121	—		(57,230,121)[a]	—	—	—		(15,373,622)	14,137,915
Lion One Metals Ltd.	5,500,000	—		—	5,500,000	2,682,818	—		—	(184,062)
Lion One Metals Ltd., 144A	2,935,000	—		—	2,935,000	1,431,649	—		—	(98,223)
Lion One Metals Ltd., wts., 3/16/18	4,500,000	—		—	4,500,000	966	—		—	(26,326)
Lydian International Ltd.	4,875,000	21,375,000		(2,549,000)	23,701,000	9,826,845	—		(3,170,426)	5,419,787
Lydian International Ltd., 144A	36,250,000	—		—	36,250,000	15,029,876	—		—	4,056,039
Lydian International Ltd., wts., 144A, 11/27/17	21,375,000	—		(21,375,000)	—	—	—		—	469,335
Nautilus Minerals Inc.	9,432,015	—		—	9,432,015	1,380,239	—		—	(208,152)
Nautilus Minerals Inc., 144A	28,535,816	—		—	28,535,816	4,175,803	—		—	(629,747)
Perseus Mining Ltd.	70,865,512	—		(2,000,000)	68,865,512	23,582,565	—		(136,232)	6,499,982
Perseus Mining Ltd., wts., 4/19/19	19,006,000	—		—	19,006,000	158,577	—		—	106,140
Platinum Group Metals Ltd., 144A	1,077,600	366,276	[a]	—	1,443,876	610,394	—		—	(316,670)
Platinum Group Metals Ltd. (CAD Traded)	5,834,082	—		—	5,834,082	2,466,341	—		—	(1,791,089)
Platinum Group Metals Ltd. (USD Traded)	14,143,718	—		—	14,143,718	5,998,351	—		—	(4,342,121)
Red 5 Ltd.	95,451,110	31,817,036		—	127,268,146	7,280,788	—		—	3,270,963
RTG Mining Inc.	1,769,918	—		—	1,769,918	266,196	—		—	53,295
RTG Mining Inc., 144A	2,397,790	—		—	2,397,790	360,629	—		—	72,203
RTG Mining Inc., IDR	12,487,582	—		—	12,487,582	1,660,208	—		—	162,260
Rubicon Minerals Corp.	3,100,000	208,900		—	3,308,900	4,088,881	—		—	209,378
						$92,168,977	$ —		$(18,680,280)	$ 12,242,432

							Interest
Platinum Group Metals Ltd., cvt., 144A, 6.875%, 7/01/22	3,000,000	—		—	3,000,000	2,692,307	140,111	[b]	—	(307,693)
Total Affiliated Securities (Value is 9.6% of Net Assets)						$94,861,284	$140,111		$(18,680,280)	$ 11,934,739

a Gross addition/reduction was the result of various corporate actions.

bIncludes non-cash dividend/interest received.

*In U.S. dollars unless otherwise indicated.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended January 31, 2018, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of January 31, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Gold	$791,721,000	$—	$5,164,608	$796,885,608
All Other Equity Investments	185,549,911	—	—	185,549,911
Convertible Bonds	—	—	2,692,307	2,692,307
Short Term Investments	6,919,830	—	—	6,919,830
Total Investments in Securities	$984,190,741	$—	$7,856,915	$992,047,656

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks as well as other equity interests.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those that have already been disclosed in the financial statements.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Currency		Selected Portfolio
CAD	Canadian Dollar	ADR	American Depositary Receipt
USD	United States Dollar	IDR	International Depositary Receipt

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Gold and Precious Metals Fund was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Gold and Precious Metals Fund and to vote on the following proposals: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Gold and Precious Metals Fund: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson and John B. Wilson and (ii) sufficient votes were not received to pass the proposals to use a “manager of managers” structure or to approve the amended fundamental investment restriction regarding investments in commodities. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.     To elect a Board of Trustees:

Name	For	Withheld
Harris J. Ashton	30,926,976	1,379,516
Terrence J. Checki	30,917,972	1,388,520
Mary C. Choksi	30,926,010	1,380,481
Edith E. Holiday	30,688,805	1,371,502
Gregory E. Johnson	30,732,695	1,327,612
Rupert H. Johnson, Jr	30,692,234	1,368,073
J. Michael Luttig	30,952,850	1,353,641
Larry D. Thompson	30,940,778	1,365,299
John B. Wilson	30,966,739	1,339,338

Total Trust Shares Outstanding*: 67,086,433

* As of the record date.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares
For	21,775,488
Against	1,716,432
Abstain	878,231
Broker Non-Votes	7,936,340
Total Fund Shares Voted	32,306,491

Total Fund Shares Outstanding*	67,086,433

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares
For	22,021,276
Against	1,303,371
Abstain	1,045,504
Broker Non-Votes	7,936,340
Total Fund Shares Voted	32,306,491
Total Fund Shares Outstanding*	67,086,433

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Franklin Gold and Precious Metals Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	132 S 03/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)    (1) Code of Ethics

(a)    (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GOLD AND PRECIOUS METALS FUND

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	March 28, 2018

By	/s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date	March 28, 2018